                                                                   Exhibit 10.21

                           LOAN AND SECURITY AGREEMENT

BORROWER: ATHENAHEALTH, INC., A DELAWARE CORPORATION

ADDRESS: 311 ARSENAL STREET
         WATERTOWN, MASSACHUSETTS 02472

DATE: DECEMBER 28, 2005

This Loan and Security Agreement is entered into on the above date between ORIX Venture Finance LLC, a Delaware limited liability company ("ORIX"), with an address at 1177 Avenue of the Americas, 10th Floor, New York, NY 10036, and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Loan and Security Agreement being signed concurrently (the "Schedule") is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 7 below.)

1. LOANS.

     1.1 LOANS. Subject to the terms and conditions in this Agreement, ORIX agrees to make loans to Borrower (each, a "Loan" and collectively, the "Loans")), in the amounts shown on the Schedule. The Term Loan shall be evidenced by a Secured Promissory Note made by Borrower to ORIX, on the ORIX's standard form (the "Note") and shall be repayable as therein set forth, provided that the entire unpaid principal balance of the Term Loan and any accrued and unpaid interest thereon shall be due and payable on the Maturity Date set forth in the Schedule. Once repaid, the Loans may not be reborrowed.

     1.2 CONDITIONS. The making of the Loans is subject to the satisfaction of the following conditions precedent, which Borrower agrees to satisfy within 10 days after the date hereof: (i) all filings have been completed that are necessary or advisable to perfect the security interest of ORIX in the Collateral, including without limitation filings in the United States Copyright Office and United States Patent and Trademark Office (subject to the provisions of the Intellectual Property Security Agreement of even date between Borrower and ORIX), (ii) all documents relating to this Agreement have been executed and delivered, (iii) ORIX has confirmed to its satisfaction that there has been no Material Adverse Change since the date of the last financial statements provided to ORIX, (iv) UCC and other searches deemed necessary by ORIX have been completed and the results thereof are satisfactory to ORIX and (v) all other matters, relating to the Loans have been completed to ORIX's reasonable satisfaction.

     1.3 INTEREST. The Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by ORIX and Borrower. Borrower shall pay interest on the Loans accrued for each month no later than the fifth day of the following month, and at maturity.

     1.4 FEES. Borrower shall pay ORIX the fees shown on the Schedule, which are in addition to all interest and other sums payable to ORIX and are not refundable.

     1.5 PLACE AND MANNER. Borrower shall make all payments due to ORIX in lawful money of the United States. All payments of principal, interest, fees and other amounts payable by Borrower hereunder shall be made, in immediately available funds, by wire transfer to ORIX not later than 10:00 a.m. California time, on the date on which such payment is due,

     1.6 LATE FEE. If any payment of principal, interest or any other payment is not made within five Business Days after the date due, Borrower shall pay a late payment fee equal to 5% of the amount of such late payment. In addition, if the entire balance of the Loans and all other monetary Obligations are not paid in full by the Maturity Date set forth on the Schedule, Borrower shall pay ORIX a late charge of $50,000. The provisions of this paragraph shall not be construed as ORIX's consent to Borrower's failure to pay any amounts when due, and ORIX's acceptance of any such late payments shall not restrict ORIX's exercise of any remedies arising out of any such failure.

2. SECURITY INTEREST.

     2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to ORIX a security interest in all of the following (collectively, the "Collateral"): all right, title and interest of Borrower in and to the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all General Intangibles (including without limitation all


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                                                     LOAN AND SECURITY AGREEMENT

Intellectual Property and Deposit Accounts); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower's books relating to any of the above, including without limitation the assets identified in the Representations; provided that the Collateral shall not include (i) specific Equipment leased to Borrower by GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., or General Electric Capital Corporation, if the lease or other agreement relating thereto prohibits a subordinate security interest in said Equipment, or (ii) specific Equipment or fixtures of Borrower financed by GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., General Electric Capital Corporation or The President and Fellows of Harvard College and in which any of them have a security interest if the agreement relating thereto prohibits a subordinate security interest in said Equipment

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

     In order to induce ORIX to enter into this Agreement and to make the Loans, Borrower represents and warrants to ORIX as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

     3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the State of DELAWARE. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument which is binding upon Borrower or its property.

     3.2 NAME; TRADE NAMES AND STYLES. The full correct name of Borrower and its state of incorporation are set forth in this Agreement. Listed on the Representations, are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give ORIX 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth in the Representations. Borrower will give ORIX at least 15 days prior written notice before opening any additional place of business, changing its chief executive office or state of incorporation, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

     3.4 TITLE TO COLLATERAL. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for specific items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the security interest in favor of ORIX and Permitted Liens. ORIX now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to Permitted Liens, and Borrower will at all times defend ORIX and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower will keep in full force and effect, and will comply, in all material respects, with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

     3.5 MAINTENANCE OF COLLATERAL. Borrower, at its expense, shall maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise ORIX in writing of any material loss or damage to the Collateral.

     3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with GAAP.

     3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to ORIX have been, and will be, prepared in conformity with GAAP and now and in the future will completely and fairly reflect, in all material respects, the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to ORIX and the date hereof, there has been no Material Adverse Change. Borrower is now and will continue to be able to pay its debts (including trade


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                                                     LOAN AND SECURITY AGREEMENT

debts) as they become due, and the sum of the Borrower's assets does now, and will continue to exceed the amount of its debts, as calculated under GAAP.

     3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Except as set forth on the Disclosure Schedule attached hereto as Exhibit A (the "Disclosure Schedule"), Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower, except those being contested in good faith by appropriate proceedings diligently pursued, with adequate reserves maintained in accordance with GAAP, and as to which no lien exists which would have priority over the security interest of ORIX.

     3.9 COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, compensation and benefits payable or provided to Borrower's employees, and all environmental matters. All proceeds of all Loans shall be used solely for lawful business purposes.

     3.10 LITIGATION. Except as set forth in the Disclosure Schedule, there is no claim asserted in writing, suit, litigation, proceeding or governmental investigation pending or threatened against or affecting Borrower involving more than $25,000. Borrower will promptly inform ORIX in writing of any claim asserted in writing, proceeding, litigation or governmental investigation in the future threatened or instituted by or against Borrower involving any claim of $100,000 or more.

4. ADDITIONAL DUTIES OF THE BORROWER.

     4.1 INSURANCE. Borrower shall, at all times, insure all of the Collateral and carry such other business insurance, with insurers reasonably acceptable to ORIX, in such form and amounts as ORIX may reasonably require, and Borrower shall provide evidence of such insurance to ORIX, so that ORIX is satisfied that such insurance is, at all times, in full force and effect. All such casualty insurance policies shall name ORIX as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to ORIX. Upon receipt of the proceeds of any insurance relating to Collateral, subject to the rights of holders of Permitted Liens, ORIX shall apply the proceeds to the Obligations, except that, provided no Default or Event of Default has occurred and is continuing, ORIX shall release to Borrower insurance proceeds with respect to Equipment, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. ORIX may require reasonable assurance that the insurance proceeds so released will be so used, which may, in ORIX's good faith business judgment, include an escrow account into which insurance proceeds will be deposited and from which replacement Equipment will be purchased. If Borrower fails to provide or pay for any such requested insurance, ORIX may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to ORIX copies of all reports made to insurance companies.

     4.2 REPORTS. Borrower, at its expense, shall provide ORIX with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as ORIX shall from time to time reasonably specify.

     4.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times (no more than once during any 12-month period), and on three Business Day's notice (except if a Default or Event of Default has occurred and is continuing or if ORIX in its good faith business judgment believes or suspects that Borrower has engaged in defalcation, intentional misrepresentation, or fraud, in which case then ORIX may do the following at any time, without any notice and without subject to the foregoing limit on number of inspections), ORIX shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records and, in such inspections and audits may be accompanied by representatives of ORIX. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be at ORIX's then standard charge for the same, plus all other reasonable out-of-pockets costs and expenses incurred by ORIX in connection therewith.

     4.4 REMITTANCE OF PROCEEDS. All proceeds arising from the sale or other disposition of any Collateral (other than (i) the proceeds of the sale of Inventory or the provision of services in the ordinary course of business or the non-exclusive licensing of Intellectual Property in the ordinary course of business, or (ii) proceeds of dispositions of obsolete or unneeded Equipment) shall be delivered, in kind, by Borrower to ORIX, in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as ORIX shall determine. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

     4.5 NEGATIVE COVENANTS. Borrower shall not, without ORIX's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business in excess of $250,000 in any fiscal year; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral (except that, provided no Default or Event of Default has occurred and is continuing, Borrower may do the following in good faith arm's length transactions, in the ordinary course of business: (A) sell Inventory and


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                                                     LOAN AND SECURITY AGREEMENT

provide services; (B) enter into non-exclusive licenses with respect to its Intellectual Property; and (C) trade-in or dispose of obsolete or unneeded Equipment); (v) store any Inventory or other Collateral with any warehouseman or other third party, without an agreement reasonably acceptable to ORIX that any rights of any such ware-houseman or other third party are subject to ORIX's rights therein, provided that, as to servers owned by Borrower and maintained with Cable and Wireless, Inc. and Equinix, Inc, such agreement may be provided within 30 days after the date of this Agreement; (vi) make any loans of any money or other assets to, or purchase the stock or other securities of, or make any other investment in, any other Person, other than in accordance with Borrower's recommended investment policy guidelines adopted January 2001, or in excess of an aggregate of $200,000 outstanding at any time; (vii) guarantee or otherwise become liable with respect to the obligations of another Person;
(viii) pay or declare any dividends on Borrower's stock (other than dividends payable solely in shares of stock of Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock, except for the following in an amount not in excess of $250,000 in the aggregate in any fiscal year: pursuant to agreements with employees or as provided for in Borrower's equity compensation plans or any agreement issued pursuant thereto;
(x) make any change in Borrower's organizational structure; (xi) reincorporate in another state; or (xii) dissolve or elect to dissolve; or (xiii) agree to do any of the foregoing.

     4.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against ORIX with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to ORIX, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that ORIX may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     4.7 NOTIFICATION OF CHANGES. Borrower will promptly notify ORIX in writing of any change in its executive officers or directors, the opening of any new bank account or other Deposit Account, and any Material Adverse Change.

     4.8 FINANCIAL COVENANTS. Borrower shall comply with all of the Financial Covenants set forth in the Schedule, and all other covenants and provisions set forth in the Schedule.

     4.9 LANDLORD AGREEMENTS. Borrower shall, from time to time, upon ORIX's request, use its best efforts to obtain written waivers and agreements from Borrower's landlords, on such form and containing such provisions as ORIX shall specify.

     4.10 BOARD OBSERVATION RIGHTS. Until completion of an initial public offering of the Borrower's common stock, Borrower shall notify ORIX at least two weeks in advance of the time and place of any regularly scheduled meeting, or as soon as reasonably possible of any unscheduled meeting, of the Board of Directors of Borrower (including without limitation telephone, conference call and video meetings), and ORIX shall have the right to have a representative (reasonably acceptable to Borrower) attend all meetings of the Board of Directors of Borrower (including without limitation telephone, conference call and video meetings), in a nonvoting-observer capacity. Borrower shall give ORIX copies of all notices, minutes, consents and other materials the Borrower provides to its directors in connection with said meetings. Any information provided to ORIX shall be subject to the confidentiality agreement in Section
8.2 of this Agreement. Notwithstanding anything in this Agreement to the contrary, Borrower shall have the right to exclude such observer from access to any material or meeting or portion thereof if the Borrower believes upon advice of counsel that such exclusion is reasonably necessary to preserve an attorney-client or other privilege.

     4.11 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by ORIX, to execute all documents and take all actions, as ORIX may reasonably deem necessary or useful in order to perfect and maintain the perfected security interest in the Collateral of ORIX, and in order to fully consummate the transactions contemplated by this Agreement.

     4.12 INDEMNITY. Borrower hereby agrees to indemnify the following Persons (collectively, the "Indemnitees"): ORIX and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys' fees and expenses), of every nature, character and description, which any Indemnitee may sustain or incur based upon or arising out of any of the Obligations, any relationship or agreement between ORIX, on the one hand, and Borrower, on the other hand, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by any Indemnitee relating to Borrower and the transactions contemplated by this Agreement or any other Loan Document, or the Obligations, or the relationship between ORIX and Borrower (collectively "Indemnifiable Losses"); provided that the indemnity hereunder to an Indemnitee shall not extend to (i) damages proximately caused by such Indemnitee's own gross negligence or willful misconduct, or (ii) any Indemnifiable Losses based upon, or arising out of, any dispute solely among Indemnitees. Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.


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                                                     LOAN AND SECURITY AGREEMENT

5. TERM.

     5.1 MATURITY DATE. Borrower shall pay and perform in full all outstanding Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable, on the maturity date set forth on the Schedule (the "Maturity Date") or any earlier occurrence of (i) any Event of Default as to which ORIX have given written notice to Borrower that they have accelerated and declared the Obligations to be immediately due and payable, or (ii) any Event of Default consisting of (A) the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (collectively, an "Insolvency Proceeding"), or (B) the commencement of any Insolvency Proceeding against Borrower which is not dismissed or stayed within 60 days after the date commenced.

5.2 PREPAYMENT.

     (a) Borrower shall have the option of prepaying the principal amount of the Note, prior to the Maturity Date, in whole or in part, provided that the Borrower concurrently pays ORIX (i) all accrued and unpaid interest on the principal so prepaid and (ii) a prepayment fee equal to 5% of the amount prepaid if prepayment occurs on or prior to the first anniversary of the date of this Agreement, 3% of the amount prepaid if prepayment occurs after the first anniversary, and on or before the second anniversary, of the date of this Agreement, and 1% of the amount prepaid if prepayment occurs after the second anniversary of the date of this Agreement. Said prepayment fee shall be due from Borrower to ORIX upon any prepayment of the principal of the Note, including without limitation any prepayment as a result of an Event of Default or the exercise, of any rights or remedies by ORIX following the same.

     (b) Borrower shall have the option of prepaying the principal amount of any Equipment Loan, prior to the dates set forth in Section 1(b) of the Schedule, in whole or in part, provided that Borrower concurrently pays ORIX (i) all accrued and unpaid interest on the principal so prepaid and (ii) a prepayment fee equal to 5% of the amount prepaid if prepayment occurs on or prior to February 28, 2006, 3% of the amount prepaid if prepayment occurs after February 28, 2006, and on or before February 28, 2007, and 1% of the amount prepaid if prepayment occurs after February 28, 2007. Said prepayment fee shall be due from Borrower to ORIX upon any prepayment of the principal of any Equipment Loan, including without limitation any prepayment as a result of an Event of Default or the exercise of any rights or remedies by ORIX following the same.

     5.3 TERMINATION STATEMENTS. Upon payment and performance in full of all the Obligations and termination of this Agreement, ORIX shall promptly deliver to Borrower UCC termination statements and such other documents as may be reasonably required to terminate ORIX's security interests in the Collateral.

6. EVENTS OF DEFAULT AND REMEDIES.

     6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give ORIX immediate written notice thereof:

     (a) Any warranty, representation, statement, report or certificate when made or delivered to ORIX by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or

     (b-1) Borrower shall fail to pay any principal or interest payment on any Loan, within three Business Days after the date due, or

     (b-2) Borrower shall fail to pay or any other monetary Obligation within five Business Days after the date due, or

     (c) written notice of any Event of Default shall have been given by SVB under the SVB Loan Agreement; or

     (d) Borrower shall fail to comply with any of the Financial Covenants set forth in the Schedule or with any provision under Subsection 4.5 hereof; or

     (e-1) Borrower shall fail to provide the financial reports called for by
Section 5 of the Schedule which is not cured within three Business Days after the date due; or

     (e-2) Borrower shall fail to perform any other non-monetary Obligation which is not cured within three Business Days after the date written notice of such failure is given to Borrower (provided that after a total of three such written notices have been given for any and all failures to perform non-monetary obligations, no further such written notice shall be required, and thereafter a failure to perform a non-monetary Obligation which is not cured within three Business Days after the date performance was due shall constitute an Event of Default); or

     (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or

     (g) if there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness of Borrower in an amount in excess of $100,000 or that could result in a Material Adverse Change; or

     (h) dissolution, termination of existence, insolvency, business failure or temporary or permanent suspension of business of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the


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                                                     LOAN AND SECURITY AGREEMENT

commencement of any Insolvency Proceeding against Borrower which is not dismissed or stayed within 60 days after the date commenced, or the commencement of any Insolvency Proceeding by Borrower; or

     (i) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or

     (j) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities, money or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or

     (k) there shall be a change in the record or beneficial ownership of an aggregate of more than 30% of the outstanding shares of stock or other equity ownership interest in Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of ORIX, except for (i) changes resulting from, or occurring after, an initial public offering of Borrower's common stock in which at least $25,000,000 is raised, and (ii) changes resulting from distributions of stock of the Borrower by stockholders of Borrower to their shareholders (in the case of stockholders of Borrower which are corporations) or to their members (in the case of stockholders of Borrower which are limited liability companies) or to their partners (in the case of stockholders of Borrower which are partnerships); or

     (l) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

     (m) a Material Adverse Change shall occur; or

     (n) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or

     (o) an event of default shall occur and be continuing under any other Loan Document (after giving effect to, but without duplication of, grace periods under such other Loan Document applicable thereto).

ORIX may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred and is continuing.

     6.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, ORIX, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation (provided that upon the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect the Obligations shall automatically become immediately due and payable); (c) Accelerate or extend the time of payment of, compromise, issue credits on, or bring suit on the Accounts and other Collateral (in the name of Borrower or ORIX), settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which it considers advisable, and notify Account Debtors on the Accounts and other Collateral that the Accounts and Collateral have been assigned to ORIX, and that payments in respect thereof shall be made directly to ORIX, and otherwise administer and collect the Accounts and other Collateral;
(d) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts; (e) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes ORIX without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as ORIX deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should ORIX seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that ORIX retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (f) Require Borrower to assemble any or all of the Collateral and make it available to ORIX at places designated by ORIX which are reasonably convenient to ORIX and Borrower, and to remove the Collateral to such locations as ORIX may deem advisable; (g) Complete the processing, manufacturing or repair of any Collateral prior to disposition thereof and, for such purpose and for the purpose of removal, ORIX shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (h) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time ORIX obtains possession of it or after

                                                     LOAN AND SECURITY AGREEMENT

further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. ORIX shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as ORIX deems reasonable, or on a ORIX's premises, or elsewhere and the Collateral need not be located at the place of disposition. ORIX may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by ORIX with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of ORIX's rights and remedies, and regardless of the adequacy of any Collateral securing the Obligations, ORIX may exercise a right of offset with respect to any and all indebtedness, liabilities and obligations owing from it to Borrower, to the full extent of all of the Obligations owing to ORIX. Without limiting any of ORIX's rights and remedies, from and after the occurrence, and during the continuance, of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional two percent per annum.

     6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and ORIX agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by ORIX, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.;
(v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, ORIX may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. ORIX shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

     6.4 INVESTMENT PROPERTY. If a Default or an Event of Default has occurred and is continuing, Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Investment Property in trust for ORIX, and Borrower shall deliver all such payments, proceeds and distributions to ORIX, immediately upon receipt, in their original form, duly endorsed, to be applied to the Obligations in such order as ORIX shall determine. Borrower recognizes that ORIX may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale thereof.

     6.5 POWER OF ATTORNEY. Borrower grants to ORIX an irrevocable power of attorney coupled with an interest, authorizing and permitting ORIX (acting alone, through any of its employees, attorneys or agents) at any time, until the Obligations have been paid and performed in full, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but ORIX agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that ORIX may, in its good faith business judgment, deem advisable in order to perfect and maintain its security interest in the Collateral, or in order to exercise a right of ORIX or Borrower, or in order to fully consummate all the transactions contemplated under this Agreement, or under any and all other present and future agreements, to execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property constituting Collateral, to make any payment or take any action necessary or desirable to protect or preserve any Collateral or ORIX's security interest therein or the priority thereof, or in order to fully consummate all the transactions contemplated under this Agreement or any other Loan Document; (b) After the occurrence and during the continuance of any Event of Default, without limiting ORIX's other rights and remedies, do any of the following: (i) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into ORIX's possession; (ii) Grant extensions of time to pay, compromise claims and settle Accounts, General Intangibles and Other Property for less than face value and execute all releases and other documents in connection therewith; (iii) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor; and (iv) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor.

     6.6 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by ORIX first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees

                                                     LOAN AND SECURITY AGREEMENT

incurred by ORIX in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to ORIX for any deficiency. If ORIX, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, ORIX shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by ORIX of the cash therefor.

     6.7 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, ORIX shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between ORIX and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by ORIX of one or more of its rights or remedies shall not be deemed an election, nor bar ORIX from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of ORIX to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

     7. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "Accounts" means all of the following, now owned and hereafter acquired by
Borrower: all "accounts" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made (whether or not earned by performance), and all guaranties and other security therefor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

     "Account Debtor" means the obligor on an Account.

     "Agreement" and "this Agreement" means this Loan and Security Agreement and all Exhibits and Schedules hereto and all modifications and amendments to, extensions of, and replacements for this Agreement.

     "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks in Los Angeles, California or New York, New York are required or permitted by law to close.

     "Capital Expenditures" means expenditures for any fixed assets or improvements, replacements, substitutions or additions thereto or therefor which have a useful life of more than one year, and shall include the total principal portion of Capitalized Lease Obligations and leasehold improvements.

     "Capitalized Lease Obligations" means any obligation of the Borrower under a lease which, under GAAP, is or will be required to be capitalized for financial reporting purposes.

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of California on the date hereof.

     "Collateral" has the meaning set forth in Section 2.1 above.

     "continuing" when used with reference to a Default or an Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by ORIX or cured within any applicable cure period.

     "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

     "Deposit Account" means all of the following, now owned and hereafter acquired by Borrower: all "deposit accounts" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

     "Eligible Accounts" are billed Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties, as set forth in the SVB Loan Agreement (as in effect on November 4, 2003), and are "Eligible Accounts" under the SVB Loan Agreement, provided that Eligible Accounts shall not include any of the following: (a) Accounts that the account debtor has not paid within ninety (90) days of invoice date; (b) Accounts for an account debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date; (c) Credit balances over ninety (90) days from invoice date; (d) Accounts for an account debtor, including affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage; (e) Accounts for which the account debtor does not have its principal place of business in the United States; (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality thereof;
(g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts); (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional; (i) Accounts for which the account debtor is Borrower's affiliate, officer, employee, or agent; (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor

                                                     LOAN AND SECURITY AGREEMENT

is subject to any proceeding under the United States Bankruptcy Code or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement or other relief, or becomes insolvent, or goes out of business; (k) Accounts for which collection reasonably appears to be doubtful.

     "Equipment" means all of the following, now owned and hereafter acquired by
Borrower: all "equipment" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles, and any interest in any of the foregoing.

     "Event of Default" means any of the events set forth in Section 6.1 of this Agreement.

     "Existing SVB Loan Facility" means the loan facility being provided by SVB to Borrower under the SVB Loan Agreement.

     "GAAP" means generally accepted accounting principles consistently applied in the United States.

     "General Intangibles" means all of the following, now owned and hereafter acquired by Borrower: all "general intangibles" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, Deposit Accounts, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, licenses, permits, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

     "Intellectual Property" means all of the following, now owned and hereafter acquired by Borrower: all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

     "Inventory" means all of the following, now owned and hereafter acquired by
Borrower: all "inventory" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

     "Investment Property" means all of the following, now owned and hereafter acquired by Borrower: all investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated.

     "Loan Documents" means this Agreement, the Warrant, the Note, and the Intellectual Property Security Agreement, being executed in connection herewith and all other present or future instruments and agreements between Borrower and ORIX relating hereto or thereto.

     "Material Adverse Change" means (i) a material adverse change in the business, operations, results of operations, assets, liabilities, condition or prospects of Borrower, (ii) the material impairment of Borrower's ability to perform the Obligations, or of ORIX to enforce the Obligations or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral or the amount which ORIX would be likely to receive in the liquidation of the Collateral.

     "Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower or any of its subsidiaries or affiliates to ORIX or its parent or any of its subsidiaries or affiliates, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by ORIX in Borrower's indebtedness or obligations owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, loan fees, prepayment fees, and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and ORIX.

                                                     LOAN AND SECURITY AGREEMENT

     "Other Property" means all of the following, now owned and hereafter acquired by Borrower: all of the following as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: "documents", "instruments", "chattel paper", "letters of credit", "fixtures", and "money", and all other tangible and intangible personal property and rights of any other kind which are not included in the other items of Collateral, whether or not covered by the Code.

     "Permitted Liens" shall mean the following: (i) purchase money security interests in specific items of Equipment existing on the date hereof, or permitted to be incurred in the future in accordance with the Schedule; (ii) leases of specific items of Equipment, existing on the date hereof, or permitted to be incurred in the future in accordance with the Schedule; (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of ORIX's security interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings, (v) liens which constitute banker's liens, rights of set-off or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker's liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Borrower),
(vi) cash deposits or pledges of an aggregate amount not to exceed $100,000 to secure the payment of worker's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business, (vii) a security interest in favor of SVB under the Existing SVB Loan Facility, securing an amount not in excess of the amount set forth in Section 6(b) of the Schedule.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by Citibank N.A., or, if not available, another major money center bank in New York City selected by ORIX in its good faith business judgment, as its prime rate in effect (said prime rate not being intended to be the lowest rate of interest charged by the referenced bank in connection with extensions of credit), or if such rate is not available, by a reasonable alternative means of determining the rate of interest selected by ORIX in its good faith business judgment.

     "Representations" means the written Representations and Warranties previously delivered by Borrower to ORIX dated as of the date hereof.

     "SVB Loan Agreement" means the Loan and Security Agreement dated August 20, 2002 between Borrower and SVB, as amended by a First Loan Modification Agreement dated August 5, 2003, and by a Second Loan Modification Agreement dated November 4, 2003, and all modifications permitted hereunder, and all extensions and renewals thereof.

     "Warrant" means all warrants to purchase stock of the Borrower issued to ORIX previously, now or in the future, and all extensions and renewals thereof and replacements therefor.

     Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

8. GENERAL PROVISIONS.

     8.1 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in ORIX's good faith business judgment reversed and re-applied, to the Obligations, in such order and manner as ORIX shall determine in its good faith business judgment.

     8.2 CONFIDENTIALITY. ORIX agrees to use the same degree of care that they exercise with respect to its own proprietary information, to maintain the confidentiality of any and all proprietary, trade secret or confidential information provided to or received by them from the Borrower, which indicates that it is confidential, or should reasonably be known by them to be confidential, including business plans and forecasts, non-public financial information, confidential or secret processes, formulae, devices and contractual information, customer lists, and employee relation matters, provided that ORIX may disclose such information to (i) its officers, directors, employees, attorneys, accountants, affiliates, participants, prospective participants, assignees and prospective assignees, provided that such Persons agree to hold such information in confidence in accordance with the terms of this Section 8.2, and (ii) such other Persons to whom ORIX shall at any time be required to make such disclosure in accordance with applicable law, and provided, that the foregoing provisions shall not apply to disclosures made by ORIX in its good faith business judgment in connection with the enforcement of its rights or remedies after an Event of Default. The confidentiality agreement in this Section supersedes any prior confidentiality agreement of ORIX relating to Borrower. This Section 8.2 shall not apply to information related to

                                                     LOAN AND SECURITY AGREEMENT

the tax treatment or the tax structure of the transactions contemplated herein.

     8.3 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed as follows:

     (a) if to Borrower, at its address shown in the heading to this Agreement, with a copy to Lawrence S. Wittenberg, Esq., Goodwin Procter LLP, 53 State Street, Boston, MA 02109; and

     (b) if to ORIX, at ORIX Venture Finance LLC, 1177 Avenue of the Americas, 5th Floor, New York, NY 10036, Attention: Mr. Kevin Sheehan, with a copy to Steven G. Small, Levy, Small & Lallas, 815 Moraga Drive, Los Angeles, CA 90049.

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to all other parties. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage pre-paid.

     8.4 ATTORNEYS' FEES AND COSTS. Borrower shall reimburse ORIX for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by it, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, out of pocket costs and expenses in connection with any board of directors meeting observation rights provided to them under this Agreement, all reasonable attorneys' fees and costs they incur in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; protect, obtain possession of, lease, dispose of, or otherwise enforce its security interests in, the Collateral; and otherwise represent ORIX in any litigation relating to Borrower under or in connection with this Agreement or any other Loan Document. If a party hereto files any lawsuit against another party predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.

     8.5 WAIVERS. The failure of ORIX at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and ORIX shall not waive or diminish any right of ORIX later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to ORIX shall be deemed to have been waived by any act or knowledge of ORIX or its agents or employees, but only by a specific written waiver signed by an authorized officer of ORIX and delivered to Borrower. Borrower waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, Account, General Intangible, document or guaranty at any time held by ORIX on which Borrower is or may in any way be liable, and notice of any action taken by ORIX, unless expressly required by this Agreement. NEITHER AGENT NOR ORIX NOR ITS PARENT, NOR ANY OF ITS AFFILIATES, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR ATTORNEYS SHALL BE RESPONSIBLE OR LIABLE TO BORROWER OR TO ANY OTHER PARTY FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY FINANCIAL ACCOMMODATION HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

     8.6 PUBLIC ANNOUNCEMENT. Borrower hereby agrees that ORIX may make a public announcement of the transactions contemplated by this Agreement, and may publicize the same in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use the Borrower's name, tradenames and logos.

     8.7 GENERAL. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, and representatives of Borrower and ORIX; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of ORIX, and any prohibited assignment shall be void. No consent by ORIX to any assignment shall release Borrower from its liability for the Obligations. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower. This Agreement and all

                                                     LOAN AND SECURITY AGREEMENT

acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of ORIX and Borrower shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California. Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at ORIX's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Santa Clara County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding. Paragraph headings are only used in this Agreement for convenience, and shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against ORIX or Borrower under any rule of construction or otherwise. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement may be executed and delivered by the signing and delivery of this Agreement with original signatures or by facsimile copy. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith, including without limitation the Representations, are the final, entire and complete agreement among Borrower and ORIX and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of ORIX. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

     8.8 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND ORIX EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ORIX AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

                            [SIGNATURES ON NEXT PAGE]

BORROWER:

ATHENAHEALTH, INC.


BY /s/ Jonathan Bush
   ----------------------------------
   PRESIDENT OR VICE PRESIDENT


ORIX:

ORIX VENTURE FINANCE LLC


BY /s/ Kevin P. Sheehan
   ----------------------------------
   KEVIN P. SHEEHAN,
   PRESIDENT AND CEO

Form: 8/23/02 Version-8

                  Signature Page--Loan and Security Agreement

                                   SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT

BORROWER: ATHENAHEALTH, INC.

ADDRESS:  311 ARSENAL STREET
          WATERTOWN, MASSACHUSETTS 02472

DATE:     DECEMBER 28, 2005

This Schedule is an integral part of the Loan and Security Agreement among ORIX Venture Finance LLC, a Delaware limited liability company ("ORIX") and the borrower named above ("Borrower") of even date.

1.   LOANS (Section 1.1):

     (a)  Term Loan.             A Loan (the "Term Loan") in the amount of
                                 $12,000,000, which shall be disbursed in one
                                 disbursement concurrently herewith, and shall
                                 be subject to the following terms:

                                 (1)  From the first disbursement of the Term
                                      Loan, Borrower shall repay in full the
                                      entire unpaid principal balance of all
                                      loans made by SVB and ORIX to Borrower
                                      under the Loan and Security Agreement
                                      dated November 4, 2003 among ORIX,
                                      Borrower and SVB, and all accrued interest thereon and all other sums due in connection therewith.

                                 (2)  The principal amount of the Term Loan
                                      shall be paid as follows: 30 equal monthly payments of $400,000. each, commencing
                                      February 1, 2008, and continuing on the
                                      first day of each succeeding month until the Maturity Date, on which date the entire unpaid principal balance of the Loans, plus all accrued and unpaid interest shall be due and payable.

                                 (3) Accrued interest on the Term Loan for each month shall be payable monthly, by the fifth day of the following month, commencing January 5, 2006, as provided in
                                      Section 1.3 above.

                                 (4)  Loans may not be reborrowed after they
                                      have been repaid.

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

     (b)  Equipment Loans.       Loans (the "Equipment Loans") in the total
                                 amount of $3,000,000 (including all Existing
                                 Equipment Loans, as defined below), which shall
                                 be subject to the following terms:

                                 (1) Loans made pursuant to the Equipment Loan and Security Agreement between Borrower and ORIX dated February 28, 2005 (the
                                      "Existing Equipment Loans") shall, for all purposes, be deemed to be "Equipment
                                      Loans" hereunder and shall be governed
                                      exclusively by this Loan Agreement and
                                      shall be subject to all of the terms and conditions hereof. The Existing Equipment
                                      Loans shall continue to be paid in 33
                                      equal monthly installments, commencing on the first day of the fourth month after the date of the disbursement of such Loan and continuing on the first day of each month thereafter until paid in full.
                                      (Thus, for example, for an Existing Term
                                      Loan disbursed on March 12, 2005, the
                                      first payment of principal would be due on July 1, 2005.)

                                 (2)  Each Equipment Equipment Loan shall be
                                      made in an amount not to exceed 100% of
                                      the net purchase price (as hereinafter
                                      defined) of new Equipment, and related
                                      software constituting "soft costs" (as
                                      hereinafter defined), in each case,
                                      purchased by Borrower in an arms length
                                      transaction and which meets the following requirements (collectively, the "Specified
                                      Equipment and Software"):

                                      (A)  such Equipment or such software was
                                           purchased within 120 days prior to
                                           the date of the disbursement of such
                                           Equipment Loan;

                                      (B)  such Equipment or such software is
                                           acceptable to ORIX in its good faith
                                           business judgment;

                                      (C)  such Equipment or such software is
                                           subject to a first priority perfected
                                           security interest in favor of ORIX
                                           (with priority over all other
                                           security interests including
                                           Permitted Liens).

                                      As used herein "net purchase price" means the actual purchase price of the Specified
                                      Equipment and Software. Anything herein to the contrary notwithstanding, the total principal amount of Equipment Loans made with respect to the following
                                      (collectively, "soft costs") may not
                                      exceed the total principal amount of all Equipment Loans made hereunder: software, leasehold improvements, taxes, freight, delivery, insurance, set-up, training, manuals, fees, service charges and other similar "soft cost" items.

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                 (3)  At least 10 Business Days prior to a
                                      requested disbursement of an Equipment
                                      Loan, Borrower shall provide ORIX with a listing of the Specified Equipment and Software (including detail relative to applicable soft costs) with respect to which the Equipment Loan is to be made, copies of invoices relating thereto and such other information as ORIX shall request in its discretion.

                                 (4)  Equipment Loans shall be made in
                                      disbursements of not less than $500,000
                                      each.

                                 (5)  Equipment Loans may not be reborrowed
                                      after they have been repaid.

                                 (6)  Equipment Loans will not be disbursed
                                      after December 31, 2005.

                                 (7)  The principal amount of each Equipment
                                      Loan shall be paid as follow: 33 equal
                                      monthly installments, commencing on the
                                      first day of the fourth month after the
                                      date of the disbursement of such Equipment
                                      Loan and continuing on the first day of
                                      each month thereafter until paid in full.
                                      (Thus, for example, for a Equipment Loan disbursed on March 12, 2006, the first payment of principal would be due on July
                                      1, 2006.)

                                 (8)  Interest accrued on the Equipment Loans
                                      for each month shall be payable monthly no later than the fifth day of the following month, and at maturity.

     (c)  Loans.                 The Term Loan and the Equipment Loans are
                                 "Loans" for all purposes of this Agreement.

2.   INTEREST. (Section 1.3)

     (a)  Term Loan.             The interest rate applicable to the Term Loan
                                 in effect throughout each calendar month shall
                                 be the Prime Rate in effect on the last day of
                                 such month, plus 3.00% per annum.

     (a)  Equipment Loans.       The interest rate applicable to the Equipment
                                 Loans in effect throughout each calendar month
                                 shall be the Prime Rate in effect on the last
                                 day of such month, plus 3.75%, provided that
                                 the interest rate in effect on each day shall
                                 not be less than 9% per annum.

     (b)  General.               All interest shall be calculated on the basis
                                 of a 360-day year for the actual number of days
                                 elapsed. Prime Rate has the meaning set forth
                                 in Section 7 above.

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

3.   FEE (Section 1.4):          Borrower shall pay ORIX the following fee
                                 concurrently herewith, which is in addition to
                                 all interest and other sums payable to ORIX, is
                                 fully earned on the date hereof, and is not
                                 refundable: $80,000.

4.   MATURITY DATE
     (Section 5.1):              JULY 1, 2010.

5.   REPORTING                   Borrower, at its expense, shall provide ORIX
     (Section 4.2):              with the reports shown in Section 4.2 of the
                                 Loan Agreement and the following on a
                                 consolidated basis:

                                 (a)  Monthly unaudited financial statements
                                      within 30 days after the end of each
                                      month;

                                 (b) Quarterly unaudited financial statements within 30 days after the end of each fiscal quarter;

                                 (c) Annual, unqualified financial statements, audited by independent certified public accountants acceptable to ORIX (provided that ORIX hereby agree that Borrower's existing accountants are acceptable hereunder), within 120 days after the end of each fiscal year of Borrower;

                                 (d)  Compliance certificates, showing
                                      compliance with the financial covenants
                                      set forth in this Agreement, confirming
                                      that no Defaults or Events of Default have occurred and are continuing, and covering such other matters, and in such form, as ORIX shall specify from time to time, which shall be provided monthly with the financial statements pursuant to Section
                                      5(a) above.

6.   FINANCIAL COVENANTS.        Borrower shall comply with the following
     (Section 4.8):              financial covenants. Compliance shall be
                                 measured monthly, except as may be otherwise
                                 provided below.

     (a)  Limit on Capital       Borrower shall not enter into any capital
          Expenditures.          equipment financing agreement in any fiscal
                                 year, on a consolidated basis, except for

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                 financing arrangements not in excess of
                                 $5,000,000 in the aggregate in any 12-month period.

     (b) Limit on Existing,      Borrower shall not at any time permit its total
         SVB Loan Facility.      outstanding indebtedness, liabilities and
                                 obligations to SVB which are secured by the
                                 Collateral to exceed the lesser of (i) 80% of
                                 Borrower's Eligible Accounts or (ii)
                                 $8,500,000, without the prior written consent
                                 of ORIX (which shall be a matter of its good
                                 faith business judgment).

     (c)  EBITDA/Cash.           Borrower shall maintain EBITDA of not less than
                                 the following amounts during the following
                                 fiscal quarters of Borrower:

                                             Period               Minimum EBITDA
                                             ------               --------------
                                 1st Fiscal Quarter of 2006         ($1,736,000)
                                 2nd Fiscal Quarter of 2006           ($200,000)
                                 3rd Fiscal Quarter of 2006        $  1,284,000
                                 4th Fiscal Quarter of 2006        $  3,515,000
                                 Each Fiscal Quarter thereafter               *

                                 *    Such amount as Borrower and ORIX shall
                                      agree in writing in their discretion;
                                      provided that if, for any reason, Borrower and ORIX are unable to agree on the Minimum EBITDA for any quarter, the Minimum EBITDA for such quarter shall be:

                                      (i)  $3,515,000 per fiscal quarter for
                                           each fiscal quarter in 2007;

                                      (ii) 110% of the quarterly amount in
                                           clause (i) above for each fiscal
                                           quarter in 2008;

                                      (iii) 110% of the quarterly amount in
                                           clause (ii) above for each fiscal
                                           quarter in 2009; and

                                      (iv) 110% of the quarterly amount in
                                           clause (iii) above per fiscal quarter
                                           for each fiscal quarter in 2010.

                                 Notwithstanding the foregoing, Borrower's failure to comply with the foregoing minimum
                                 EBITDA requirement in any fiscal quarter shall not constitute an Event of Default, if Borrower has Unrestricted Cash, as of the end of such fiscal quarter, of not less than $7,000,000.

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

     (d)  Definitions:           "EBITDA" means, on a consolidated basis,
                                 Borrower's earnings before interest, taxes,
                                 depreciation and other non-cash amortization
                                 expenses, determined in accordance with GAAP.

                                 "Unrestricted Cash" means cash in Deposit
                                 Accounts and securities accounts, which is unrestricted in accordance with GAAP.

7.   ADDITIONAL PROVISIONS.

                                      (a)  WARRANTS. Borrower shall concurrently
                                           issue to ORIX seven-year warrants to
                                           purchase 124,000 shares of Series E
                                           Preferred Stock of Borrower at a
                                           purchase price of $5.04 per share, on
                                           the terms set forth in Warrants to
                                           Purchase Stock being executed
                                           concurrently.

                                      (b)  DEPOSIT AND INVESTMENT ACCOUNTS. The
                                           Control Agreement among Borrower,
                                           ORIX and SVB shall continue in full
                                           force and effect. Notwithstanding the
                                           foregoing, Borrower shall not be
                                           required to cause SVB or other
                                           depository institution to enter into
                                           a control agreement with respect to
                                           Borrower's regular payroll account.
                                           Borrower covenants not to maintain in
                                           said payroll account, at any time,
                                           more than the amount required in
                                           order to fund Borrower's current
                                           payroll, and such funds shall be
                                           maintained in said payroll account no
                                           earlier than is necessary in
                                           accordance with Borrower's regular
                                           practice in order to fund such
                                           payroll. Borrower represents and
                                           warrants that it does not have any
                                           Deposit Accounts or investment
                                           accounts maintained at any other bank
                                           or other institution other than SVB,
                                           except for (i) the regular payroll
                                           account referred to above, and (ii)
                                           deposit or trust accounts maintained
                                           by Borrower for its customers or
                                           clients, which contain only funds
                                           belonging to such customers or client
                                           and not containing any funds
                                           belonging to Borrower.

                                      (c)  SVB LOAN AGREEMENT. Borrower shall
                                           not (1) amend the SVB Loan Agreement
                                           to permit Borrower's outstanding
                                           indebtedness, liabilities and
                                           obligations to SVB which are secured
                                           by the Collateral to exceed the
                                           lesser of (i) 80% of Eligible
                                           Accounts or (ii) $8,500,000, or (2)
                                           amend the definition of "Eligible
                                           Accounts" in the SVB Loan Agreement,
                                           in each of the foregoing cases,
                                           without ORIX's

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                           prior written consent (as to which
                                           consent they will exercise its good
                                           faith business judgment). Borrower
                                           shall give ORIX written notice of any
                                           changes to the SVB Loan Agreement or
                                           any documents relating thereto within
                                           15 days after the same are made.

                                      (d)  INTERCREDITOR AGREEMENT. The
                                           disbursement of the Loans is
                                           conditioned on ORIX and SVB entering
                                           into a new Intercreditor Agreement
                                           (the "ORIX-SVB Intercreditor
                                           Agreement"), in form and substance
                                           satisfactory to ORIX. ORIX represents
                                           that (i) it has provided Borrower
                                           with a true and correct copy of the
                                           ORIX-SVB Intercreditor Agreement as
                                           in effect on the date hereof and any
                                           amendments thereto (which Agreement
                                           is subject to change in the future by
                                           written agreement between ORIX and
                                           SVB), and (ii) the ORIX-SVB
                                           Intercreditor Agreement is the only
                                           agreement between ORIX and SVB with
                                           respect to the subject matter
                                           thereof, and there are no side
                                           agreements changing the terms
                                           thereof. ORIX will give Borrower
                                           prompt written notice of any change
                                           in Section 2.1 of the ORIX-SVB
                                           Intercreditor Agreement.

                                      (e)  CORPORATE STRUCTURE. Borrower
                                           represents and warrants that Borrower
                                           has no partially or wholly-owned
                                           subsidiaries, except for one
                                           wholly-owned Indian company (the
                                           "Indian Sub"). Borrower shall not
                                           permit the Indian Sub at any time to
                                           have total assets in excess of
                                           $250,000 (which amount may be
                                           increased from time to time, with
                                           ORIX's prior written consent, as to
                                           which ORIX shall exercise its good
                                           faith business judgment). All
                                           Intellectual Property developed by
                                           the Indian Sub shall at all times be
                                           owned by Borrower.

                                            [SIGNATURES ON NEXT PAGE]

Borrower:                               ORIX:

ATHENAHEALTH, INC.                      ORIX VENTURE FINANCE LLC


By /s/ Jonathan Bush                    By /s/ Kevin P. Sheehan
   ----------------------------------      -------------------------------------
   President or Vice President             Kevin P. Sheehan,
                                           President and CEO

Form: 8/23/02 Version -8

             Signature Page--Schedule to Loan and Security Agreement

(ORIX LOGO)

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: ATHENAHEALTH, INC., A DELAWARE CORPORATION

ADDRESS:  311 ARSENAL STREET
          WATERTOWN, MASSACHUSETTS 02472

DATE:     SEPTEMBER 21, 2006

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between ORIX Venture Finance LLC, a Delaware limited liability company ("ORIX") and the borrower named above ("Borrower").

     ORIX and Borrower hereby agree to amend the Loan and Security Agreement between them, dated December 28, 2005 (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. TERM LOAN NO. 2. Section 1(c) of the Schedule to the Loan Agreement is replaced with a new Section 1(c) and Section 1(d) as follows:

               "(c) Term Loan No. 2. A Loan ("Term Loan No. 2") in the amount of
                    $2,000,000, which shall be disbursed in no more than two disbursements, pursuant to written request by Borrower, in such form as ORIX shall specify, delivered to ORIX at least three Business Days prior to the disbursement. Term Loan No. 2 shall be subject to the following terms:

                    (1) The first disbursement of Term Loan No. 2 shall be in an amount not less than $1,000,000. The second disbursement Term Loan No. 2 shall be in an amount not less than $2,000,000 minus the portion of Term Loan No. 2 previously disbursed. No disbursement shall be made after September 21, 2007.

                    (2) The principal amount of Term Loan No. 2 shall be paid as follows: 30 equal monthly payments of principal, each such payment to be in an amount equal to 1/30th of the total principal balance of Term Loan No. 2 disbursed to

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

                         Borrower under this Agreement, such principal payments to commence on February 1, 2008, and continue on the first day of each succeeding month until the Maturity Date, on which date the entire unpaid principal balance of all of the Loans, plus all accrued and unpaid interest shall be due and payable.

                    (3) The interest rate applicable to Term Loan No. 2 in effect throughout each calendar month shall be the Prime Rate in effect on the last day of such month, plus 3.00% per annum. All interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime Rate has the meaning set forth in
                         Section 7 above.

                    (4) Accrued interest on Term Loan No. 2 for each month shall be payable monthly, by the fifth day of the following month, commencing October 5, 2006, as provided in Section 1.3 above.

                    (5) Loans may not be reborrowed after they have been repaid.

                    (6) All references in this Agreement to 'Note' shall be deemed to refer, collectively, to the Promissory Note evidencing the Term Loan and the Promissory Note evidencing Term Loan No. 2.

                    (7) Prepayment of Term Loan No. 2 shall be subject to the same terms and provisions as prepayment of the Term Loan under Section 5.2(a) of this Agreement, including payment of a prepayment fee in the amount of 5% of the amount prepaid if prepayment occurs on or prior to December 28, 2006, 3% of the amount prepaid if prepayment occurs after December 28, 2006, and on or before December 28, 2007, and 1% of the amount prepaid if prepayment occurs after December 28, 2007, all as more particularly provided in Section 5.2(a).

               (d) Loans. The Term Loan, Term Loan No. 2, and the Equipment Loans are "Loans" for all purposes of this Agreement."

     2. OXFORD LEASED/FINANCED EQUIPMENT.

               (a) Borrower hereby represents and warrants that attached hereto as Exhibit A are true, correct, and complete copies of that certain Master Security Agreement No. 6081111, dated March 31, 2006, between Oxford Finance Corporation ("Oxford") and Borrower, together with all collateral schedules annexed to or made a part thereof (collectively, as amended, restated, supplemented, or otherwise modified from time to time, the "Oxford Security Agreement"), and all other material financing documents by Borrower in favor of Oxford (together with the Oxford Security Agreement, collectively, the "Oxford Financing Documents"). Borrower hereby covenants and agrees that Borrower shall not enter into or

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

become bound by any new Oxford Financing Documents (including any new collateral schedules annexed to or made a part of the Oxford Security Agreement) or any amendments, restatements, supplements or other modifications relative to any existing Oxford Financing Documents, without first delivering to ORIX a copy of same, certified by Borrower to be true, correct, and complete.

               (b) Borrower hereby represents and warrants that Exhibit B attached hereto specifically identifies, as of the date of this Amendment, all personal property of Borrower leased to Borrower by Oxford, or financed by Oxford and in which Oxford has a security interest.

               (c) One or more of Oxford's UCC-1 financing statements filed of record against Borrower purport to describe as collateral "All property listed on any collateral schedule now or in the future annexed to or made a part of" the Oxford Security Agreement. Accordingly, and without limiting the generality of Section 3.4 of the Loan Agreement, Borrower hereby further: (i) represents and warrants that the Oxford Financing Documents do not encumber any assets of Borrower other than solely specific items of Equipment leased to Borrower by Oxford, or specific items of Equipment of Borrower as, when, and so long as, financed solely by Oxford and in which Oxford has a security interest; and (ii) covenants and agrees that Borrower shall not cause, suffer, or permit the Oxford Financing Documents to encumber, now or in the future, any assets of Borrower other than solely specific items of Equipment leased to Borrower by Oxford, or specific items of Equipment of Borrower as, when, and so long as, financed solely by Oxford and in which Oxford has a security interest.

               (d) Based on the foregoing Sections 2(a), 2(b), and 2(c) of this Amendment, ORIX and Borrower hereby agree that the portion of Section 2.1 of the Loan Agreement that currently reads as follows:

     "; provided that the Collateral shall not include (i) specific Equipment leased to Borrower by GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., or General Electric Capital Corporation, if the lease or other agreement relating thereto prohibits a subordinate security interest in said Equipment, or (ii) specific Equipment or fixtures of Borrower financed by GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., General Electric Capital Corporation or The President and Fellows of Harvard College and in which any of them have a security interest if the agreement relating thereto prohibits a subordinate security interest in said Equipment"

hereby is amended and restated in its entirety to read as follows:

     ";provided that the Collateral shall not include:

          (i) specific Equipment leased to Borrower by GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., General Electric Capital Corporation, or Oxford Financial Corporation, if the lease or other agreement relating thereto prohibits a subordinate security interest in said Equipment; and

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

          (ii) specific Equipment or fixtures of Borrower (y) that is financed solely by one (but not more than one) of GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., General Electric Capital Corporation, The President and Fellows of Harvard College, or Oxford Financial Corporation (in each case, a "Designated Equipment Financing Party"), and (z) in which specific Equipment or fixtures the applicable Designated Equipment Financing Party has the sole security interest, if the agreement relating to such Equipment or fixtures prohibits a subordinate security interest in such Equipment or fixtures.

     Borrower agrees to promptly provide to ORIX, upon ORIX's request, a true, correct, and complete copy of any such lease or other agreement containing such prohibition."

     3. MODIFICATIONS RELATIVE TO SVB LOAN AGREEMENT.

               (a) Section 6(b) of the Schedule to the Loan Agreement, which currently reads as follows:

     "(b) Limit on Existing
          SVB Loan Facility.   Borrower shall not at any time permit its total
                               outstanding indebtedness, liabilities and obligations to SVB which are secured by the Collateral to exceed the lesser of (i) 80% of Borrower's Eligible Accounts or (ii) $8,500,000, without the prior written consent of ORIX (which shall be a matter of its good faith business judgment)."

hereby is amended and restated in its entirety to read as follows:

     "(b) Limit on Existing
          SVB Loan Facility.   Borrower shall not at any time permit its total
                               outstanding indebtedness, liabilities and obligations to SVB which are secured by the Collateral to exceed the lesser of (i) 80% of Borrower's Eligible Accounts or (ii) $10,000,000, without the prior written consent of ORIX (which shall be a matter of its good faith business judgment)."

               (b) Section 7(c) of the Schedule to the Loan Agreement, which currently reads as follows:

     "(c) SVB LOAN AGREEMENT. Borrower shall not (1) amend the SVB Loan
          Agreement to permit Borrower's outstanding indebtedness, liabilities and obligations to SVB which are secured by the Collateral to exceed the

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

          lesser of (i) 80% of Eligible Accounts or (ii) $8,500,000, or (2) amend the definition of "Eligible Accounts" in the SVB Loan Agreement, in each of the foregoing cases, without ORIX's prior written consent (as to which consent they will exercise its good faith business judgment). Borrower shall give ORIX written notice of any changes to the SVB Loan Agreement or any documents relating thereto within 15 days after the same are made."

hereby is amended and restated in its entirety to read as follows:

     "(c) SVB LOAN AGREEMENT. Borrower shall not (1) amend the SVB Loan
          Agreement to permit Borrower's outstanding indebtedness, liabilities and obligations to SVB which are secured by the Collateral to exceed the lesser of (i) 80% of Eligible Accounts or (ii) $10,000,000, or (2) amend the definition of "Eligible Accounts" in the SVB Loan Agreement, in each of the foregoing cases, without ORIX's prior written consent (as to which consent they will exercise its good faith business judgment). Borrower shall give ORIX written notice of any changes to the SVB Loan Agreement or any documents relating thereto within 15 days after the same are made."

               (c) Borrower hereby represents and warrants that attached hereto as Exhibit C is a true, correct, and complete copy of the SVB Loan Agreement (including all amendments, restatements, supplements, and other modifications thereof).

     4. WARRANTS. Borrower shall concurrently issue to ORIX seven-year warrants to purchase 24,000 shares of Series E Preferred Stock of Borrower at a purchase price of $5.04 per share, on the terms set forth in Warrants to Purchase Stock being executed concurrently.

     5. Note. Borrower shall concurrently execute and deliver to ORIX a promissory note evidencing Term Loan No. 2.

     6. AMENDMENT TO REGISTRATION RIGHTS AGREEMENT. Concurrently, (a) Borrower, ORIX and Silicon Valley Bank shall execute and deliver an Amendment No. 5 to Registration Rights Agreement in form and substance acceptable to ORIX, and (b) Silicon Valley Bank shall execute and deliver a counterpart to Amendment No. 4 to Registration Rights Agreement, dated as of December 28, 2005, among Borrower, SVB, and ORIX, which Amendment No. 4 was previously executed and delivered by Borrower and ORIX.

     7. CONSENT OF SILICON VALLEY BANK. This Amendment is conditioned on the written consent of Silicon Valley Bank, in form acceptable to ORIX, and if such consent is not received, this Amendment shall be of no force or effect.

     8. FEE. In consideration for ORIX entering into this Amendment, Borrower shall concurrently pay ORIX a fee in the amount of $20,000, which shall be non-refundable and in addition to all interest and other fees payable to ORIX under the Loan Documents.

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

     9. DISPUTE RESOLUTION. A new Section 8.9 is hereby added in numerical order to the Loan Agreement as set forth on Exhibit D hereto.

     10. REPRESENTATIONS TRUE. Borrower represents and warrants to ORIX that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

[remainder of page intentionally left blank; Section 10 and signature blocks immediately follow]

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

     11. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by ORIX and Borrower, and the other written documents and agreements between ORIX and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between ORIX and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                               ORIX:

ATHENAHEALTH, INC.                      ORIX Venture Finance LLC


By /s/ Jonathan Bush                    By /s/ Kevin P. Sheehan
   ---------------------------------       ---------------------------------
   Jonathan Bush, President                Kevin P. Sheehan, President and CEO

                                      ORIX

                           AMENDMENT TO LOAN DOCUMENTS

Borrower:   ATHENAHEALTH, INC., a Delaware corporation

Address:    311 Arsenal Street
            Watertown, Massachusetts 02472

Date:       June 8, 2007 (the "June 2007 Amendment Date")

     THIS AMENDMENT TO LOAN DOCUMENTS (this "Amendment" or the "June 2007 Amendment") is entered into between ORIX Venture Finance LLC, a Delaware limited liability company ("ORIX") and the borrower named above ("Borrower").

     ORIX and Borrower hereby agree to amend the Loan and Security Agreement between them, dated December 28, 2005 (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.) The term "June 2007 Amendment" as defined above hereby is incorporated into the Loan Agreement. The term "June 2007 Amendment Date" as defined above hereby is incorporated into the Loan Agreement.

     1. Redesignation of Term Loan in Section 1(a) of the Schedule as "Term Loan No. 1". The "Term Loan" currently described in Section 1(a) of the Schedule to the Loan Agreement hereby is redesignated under the Loan Agreement and the other "Loan Documents" as "Term Loan No. 1".

     2. Conforming Modifications of Section 1(a) of the Schedule. Section 1(a) of the Schedule, which currently reads as follows:

     "(a) Term Loan. A Loan (the "Term Loan") in the amount of $12,000,000, which shall be disbursed in one disbursement concurrently herewith, and shall be subject to the following terms:

          (1) From the first disbursement of the Term Loan, Borrower shall repay in full the entire unpaid principal balance of all loans made by SVB and ORIX to Borrower under the Loan and Security Agreement dated November 4, 2003 among ORIX, Borrower and SVB, and all accrued interest thereon and all other sums due in connection therewith.

          (2)  The principal amount of the Term Loan shall be paid as follows:
               30 equal monthly payments of $400,000. each, commencing February 1, 2008, and continuing on the first day of each succeeding month until the Maturity Date, on which date the entire unpaid principal balance of the Loans, plus all accrued and unpaid interest shall be due and payable.

          (3) Accrued interest on the Term Loan for each month shall be payable monthly, by the fifth day of the following month, commencing January 5, 2006, as provided in Section 1.3 above.

          (4)  Loans may not be reborrowed after they have been repaid."

hereby is amended and restated in its entirety to read as follows:

     "(a) Term Loan No. 1. A Loan ("Term Loan No. 1") in the amount of
          $12,000,000, which shall be disbursed in one disbursement on or about December 28, 2005, and shall be subject to the following terms:

          (1) From the first disbursement of the Term Loan No. 1, Borrower shall repay in full the entire unpaid principal balance of all loans made by SVB and ORIX to Borrower under the Loan and Security Agreement dated November 4, 2003 among ORIX, Borrower and SVB, and all accrued interest thereon and all other sums due in connection therewith.

          (2) The principal amount of the Term Loan No. 1 shall be paid as follows: 30 equal monthly payments of $400,000 each, commencing February 1, 2008, and continuing on the first day of each succeeding month until the Maturity Date, on which date the entire unpaid principal balance of the Term Loan No. 1 and all other Loans, plus all accrued and unpaid interest shall be due and payable.

          (3) Subject to the last sentence of Section 6.2 of the Loan Agreement, the interest rate applicable to Term Loan No. 1 in effect throughout each calendar month shall be as set forth in
               Section 2 of this Schedule.

          (4) Accrued interest on the Term Loan No. 1 for each month shall be payable monthly, by the fifth day of the following month, commencing January 5, 2006, as provided in Section 1.3 above.

          (5) Loans (including Term Loan No. 1) or any portions thereof may not be reborrowed after they have been repaid.

          (6) Prepayment of the Term Loan (including Term Loan No. 1) shall be subject to Section 5.2(a) of this Agreement, including payment of a prepayment fee in the amount of 5% of the amount prepaid if prepayment occurs on or prior to December 28, 2006, 3% of the amount prepaid if prepayment occurs after December 28, 2006, and on or before December 28, 2007, and 1% of the amount prepaid if prepayment occurs after December 28, 2007, all as more particularly provided in Section 5.2(a)."

     3. Addition of New Defined Term "Term Loan". The following new defined term hereby is added, in proper alphabetical order, to Section 7 of the Loan
Agreement:

          "Term Loan" means, individually and collectively, Term Loan No. 1 (as described in Section 1(a) of the Schedule), Term Loan No. 2 (as described in Section 1(c) of the Schedule), and Term Loan No. 3 (as described in
     Section 1(d) of the Schedule.

     4. Modification of Section 1(c) of the Schedule. Section 1(c) of the Schedule, which currently reads as follows:

     "(c) Term Loan No. 2. A Loan ("Term Loan No. 2") in the amount of
          $2,000,000, which shall be disbursed in no more than two disbursements, pursuant to written request by Borrower, in such form as ORIX shall specify, delivered to ORIX at least three Business Days prior to the disbursement. Term Loan No. 2 shall be subject to the following terms:

          (1) The first disbursement of Term Loan No. 2 shall be in an amount not less than $1,000,000. The second disbursement Term Loan No. 2 shall be in an amount not less than $2,000,000 minus the portion of Term Loan No. 2 previously disbursed. No disbursement shall be made after September 21, 2007.

          (2)  The principal amount of Term Loan No. 2 shall be paid as follows:
               30 equal monthly payments of principal, each such payment to be in an amount equal to 1/30th of the total principal balance of Term Loan No. 2 disbursed to Borrower under this Agreement, such principal payments to commence on February 1, 2008, and continue on the first day of each succeeding month until the Maturity Date, on which date the entire unpaid principal balance of all of the Loans, plus all accrued and unpaid interest shall be due and payable.

          (3) The interest rate applicable to Term Loan No. 2 in effect throughout each calendar month shall be the Prime Rate in effect on the last day of such month, plus 3.00% per annum. All interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime Rate has the meaning set forth in
               Section 7 above.

          (4) Accrued interest on Term Loan No. 2 for each month shall be payable monthly, by the fifth day of the following month, commencing October 5, 2006, as provided in Section 1.3 above.

          (5)  Loans may not be reborrowed after they have been repaid.

          (6) All references in this Agreement to 'Note' shall be deemed to refer, collectively, to the Promissory Note evidencing the Term Loan and the Promissory Note evidencing Term Loan No. 2.

          (7) Prepayment of Term Loan No. 2 shall be subject to the same terms and provisions as prepayment of the Term Loan under Section 5.2(a) of this Agreement, including payment of a prepayment fee in the amount of 5% of the amount prepaid if prepayment occurs on or prior to December 28,

               2006, 3% of the amount prepaid if prepayment occurs after December 28, 2006, and on or before December 28, 2007, and 1% of the amount prepaid if prepayment occurs after December 28, 2007, all as more particularly provided in Section 5.2(a)."

hereby is amended and restated in its entirety to read as follows:

     "(c) Term Loan No. 2. A Loan ("Term Loan No. 2") in the amount of
          $2,000,000, which shall be disbursed in no more than two disbursements, pursuant to written request by Borrower, in such form as ORIX shall specify, delivered to ORIX at least three Business Days prior to the disbursement. Term Loan No. 2 shall be subject to the following terms:

          (1) The first disbursement of Term Loan No. 2 shall be in an amount not less than $1,000,000. The second disbursement Term Loan No. 2 shall be in an amount not less than $2,000,000 minus the portion of Term Loan No. 2 previously disbursed. No disbursement shall be made after September 21, 2007.

          (2)  The principal amount of Term Loan No. 2 shall be paid as follows:
               30 equal monthly payments of principal, each such payment to be in an amount equal to 1/30th of the total principal balance of Term Loan No. 2 disbursed to Borrower under this Agreement, such principal payments to commence on February 1, 2008, and continue on the first day of each succeeding month until the Maturity Date, on which date the entire unpaid principal balance of the Term Loan No. 2 and all other Loans, plus all accrued and unpaid interest shall be due and payable.

          (3) Subject to the last sentence of Section 6.2 of the Loan Agreement, the interest rate applicable to Term Loan No. 2 in effect throughout each calendar month shall be as set forth in
               Section 2 of this Schedule.

          (4) Accrued interest on Term Loan No. 2 for each month shall be payable monthly, by the fifth day of the following month, commencing October 5, 2006, as provided in Section 1.3 above.

          (5) Loans (including Term Loan No. 2) or any portions thereof may not be reborrowed after they have been repaid.

          (6) Prepayment of the Term Loan (including Term Loan No. 2) shall be subject to Section 5.2(a) of this Agreement, including payment of a prepayment fee in the amount of 5% of the amount prepaid if prepayment occurs on or prior to December 28, 2006, 3% of the amount prepaid if prepayment occurs after December 28, 2006, and on or before December 28, 2007, and 1% of the amount prepaid if prepayment occurs after December 28, 2007, all as more particularly provided in Section 5.2(a)."

     5. New Term Loan No. 3. Section 1(d) of the Schedule, which currently reads as follows:

     "(d) Loans. The Term Loan, Term Loan No. 2, and the Equipment Loans are
          "Loans" for all purposes of this Agreement."

hereby is replaced with the following amended and restated Section 1(d) of the Schedule and the following new Section 1(e) of the Schedule:

     "(d) Term Loan No. 3. A Loan ("Term Loan No. 3") in the amount of
          $3,000,000, which shall be disbursed in one disbursement on the June 2007 Amendment Date, and shall be subject to the following terms:

          (1)  The principal amount of Term Loan No. 3 shall be paid as follows:
               30 equal monthly payments of $100,000 each, such principal payments to commence on February 1, 2008, and continue on the first day of each succeeding month until the Maturity Date, on which date the entire unpaid principal balance of the Term Loan No. 3 and all other Loans, plus all accrued and unpaid interest shall be due and payable.

          (2) Subject to the last sentence of Section 6.2 of the Loan Agreement, the interest rate applicable to Term Loan No. 3 in effect throughout each calendar month shall be as set forth in
               Section 2 of this Schedule.

          (3) Accrued interest on Term Loan No. 3 for each month shall be payable monthly, by the fifth day of the following month, commencing July 5, 2007, as provided in Section 1.3 above.

          (4) Loans (including Term Loan No. 3) or any portions thereof may not be reborrowed after they have been repaid.

          (5) Prepayment of the Term Loan (including Term Loan No. 3) shall be subject to Section 5.2(a) of this Agreement, including payment of a prepayment fee in the amount of 5% of the amount prepaid if prepayment occurs on or prior to December 28, 2006, 3% of the amount prepaid if prepayment occurs after December 28, 2006, and on or before December 28, 2007, and 1% of the amount prepaid if prepayment occurs after December 28, 2007, all as more particularly provided in Section 5.2(a)."

     (e) Loans. Each of the Term Loans and the Equipment Loans are "Loans" for all purposes of this Agreement. All references in this Agreement to 'Note' shall be deemed to refer, individually and collectively, to the Promissory Note evidencing the Term Loan No. 1, the Promissory Note evidencing Term Loan No. 2, and the Promissory Note evidencing Term Loan No. 3."

     6. Modification of Term Loan Interest Rate. Section 2(a) of the Schedule, which currently reads as follows:

     "(a) Term Loan. The interest rate applicable to the Term Loan in effect throughout each calendar month shall be the Prime Rate in effect on the last day of such month, plus 3.00% per annum.

hereby is amended and restated in its entirety to read as follows:

     "(a) Term Loan. The interest rate applicable to each Term Loan in effect throughout each calendar month shall be the Prime Rate in effect on the last day of such month, plus 1.75% per annum.

     7. Conforming Modifications of the Note evidencing Term Loan No. 1 and the Note evidencing Term Loan No. 2.

          (a) That certain Secured Promissory Note, dated December 28, 2005, made by Borrower to the order of ORIX, in the original principal amount of $12,000,000, is the Note evidencing Term Loan No. 1. The portion of such Note that currently reads as follows:

          "This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding during each month at an interest rate equal to the Prime Rate in effect on the last day of such month, plus 3.00% per annum."

hereby is amended and restated in its entirety to read as follows:

          "Subject to the last sentence of Section 6.2 of the Loan Agreement, this Note shall bear interest on the unpaid principal balance hereof from time to time outstanding during each month at the interest rate applicable to Term Loan No. 1 as set forth in Section 2 of the Schedule to the Loan Agreement."

          (b) That certain Secured Promissory Note, dated September 21, 2006, made by Borrower to the order of ORIX, in the original principal amount of $2,000,000, is the Note evidencing Term Loan No. 2. The portion of such Note that currently reads as follows:

          "This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding during each month at an interest rate equal to the Prime Rate in effect on the last day of such month, plus 3.00% per annum."

hereby is amended and restated in its entirety to read as follows:

          "Subject to the last sentence of Section 6.2 of the Loan Agreement, this Note shall bear interest on the unpaid principal balance hereof from time to time outstanding during each month at the interest rate applicable to Term Loan No. 2 as set forth in Section 2 of the Schedule to the Loan Agreement."

     8. Modification of Minimum EBITDA Financial Covenant. Section 6(c) of the Schedule hereby is amended and restated in its entirety to read as follows:

     "(c) EBITDA.    Borrower shall maintain EBITDA of not less than the
                     following amounts during the following fiscal periods of
                     Borrower:

                                                Minimum
                   Period                        EBITDA
                   ------                     -----------
The fiscal quarter ended March 31, 2007       $ 3,515,000
The fiscal quarter ending June 30, 2007       $ 1,400,000
The two-consecutive-fiscal- quarter period
   ending September 30, 2007                  $ 4,000,000
The three-consecutive-fiscal-quarter period
   ending December 31, 2007                   $ 7,515,000
The four-consecutive-fiscal-quarter period
   ending March 31, 2008                      $11,030,000
The four-consecutive-fiscal-quarter period
   ending June 30, 2008                       $13,145,000
The four-consecutive-fiscal-quarter period
   ending September 30, 2008                  $14,060,000
The four-consecutive-fiscal-quarter period
   ending each Fiscal Quarter thereafter      $14,060,000

          Notwithstanding the foregoing, Borrower's failure to comply with the foregoing minimum EBITDA requirement in any fiscal period shall not constitute an Event of Default, if Borrower has Unrestricted Cash, as of the end of such fiscal period, of not less than $7,000,000."

     9. Modification regarding Capital Advisors Group Investment Account maintained at State Street Bank and Trust Company. The portion of Section 7(b) of the Schedule that currently reads as follows:

          "Borrower represents and warrants that it does not have any Deposit Accounts or investment accounts maintained at any other bank or other institution other than SVB, except for (i) the regular payroll account referred to above, and (ii) deposit or trust accounts maintained by Borrower for its customers or clients, which contain only funds belonging to such customers or client and not containing any funds belonging to Borrower."

hereby is amended and restated in its entirety to read as follows:

          "Borrower represents and warrants that it does not have any Deposit Accounts or investment accounts maintained at any other bank or other institution other than SVB, except for (i) the regular payroll account referred to above, (ii) deposit or trust accounts maintained by Borrower for its customers or clients, which contain only funds belonging to such customers or client and not containing any funds belonging to Borrower, and (iii) one investment account maintained at State Street Bank and Trust Company and managed by Capital Advisors Group (the "Designated Investment Account"). Concurrently with the execution and delivery of the June 2007 Amendment, Borrower, State Street Bank and Trust Company as the securities intermediary, and Capital Advisors Group as the investment manager, are entering into a control agreement in favor of ORIX relative to the Designated Investment Account, and thereafter Borrower shall use its commercially reasonable efforts to cause such control agreement to remain in full force and effect."

     10. Modification regarding Indian Sub. The portion of Section 7(e) of the Schedule that currently reads as follows:

          "Borrower shall not permit the Indian Sub at any time to have total assets in excess of $250,000 (which amount may be increased from time to time, with ORIX's prior written consent, as to which ORIX shall exercise its good faith business judgment)."

hereby is amended and restated in its entirety to read as follows:

          "Borrower shall not permit the Indian Sub at any time to have total assets in excess of $1,000,000 (which amount may be increased from time to time, with ORIX's prior written consent, as to which ORIX shall exercise its good faith business judgment)."

     11. Updated Representations. The current Representations hereby are amended and restated in their entirety by that certain Second Amended and Restated Representations & Warranties certificate of Borrower, dated as of the June 2007 Amendment Date (a copy of which is attached as Exhibit A to this Amendment). Accordingly, the defined term "Representations" set forth in Section 7 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

          "Representations" means the written Second Amended and Restated Representations & Warranties certificate of Borrower, dated as of the June 2007 Amendment Date, attached as Exhibit A to the June 2007 Amendment.

     12. Warrants. Borrower shall concurrently issue to ORIX seven-year warrants to purchase 5,000 shares of Series E Preferred Stock of Borrower at a purchase price of $9.30 per share, on the terms set forth in Warrants to Purchase Stock being executed concurrently.

     13. Note. Borrower shall concurrently execute and deliver to ORIX a promissory note evidencing Term Loan No. 3.

     14. Amendment to Registration Rights Agreement. Concurrently, Borrower, ORIX and Silicon Valley Bank shall execute and deliver an Amendment No. 6 to Registration Rights Agreement in form and substance reasonably acceptable to ORIX.

     15. Consent of Silicon Valley Bank. This Amendment is conditioned on the written consent of Silicon Valley Bank, in form reasonably acceptable to ORIX, and if such consent is not received, this Amendment shall be of no force or effect.

     16. Control Agreement. Concurrently, Borrower, ORIX State Street Bank and Trust Company as the securities intermediary, and Capital Advisors Group as the investment manager, shall execute and deliver a control agreement, in form and substance reasonably acceptable to ORIX, relative to the Designated Investment Account.

     17. Fee. In consideration for ORIX entering into this Amendment, Borrower shall concurrently pay ORIX a fee in the amount of $30,000, which shall be non-refundable and in addition to all interest and other fees payable to ORIX under the Loan Documents.

     18. Representations True. Borrower represents and warrants to ORIX that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

[remainder of page intentionally left blank; Section 19 and signature blocks immediately follow]

     19. General Provisions. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by ORIX and Borrower, and the other written documents and agreements between ORIX and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between ORIX and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                               ORIX:

ATHENAHEALTH, INC.                      ORIX Venture Finance LLC


By: /s/ Jonathan Bush                   By: /s/ Kevin P. Sheehan
    ---------------------------------       ------------------------------------
    Jonathan Bush, President & CEO          Kevin P. Sheehan, President and CEO

(ORIX LOGO)

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER: ATHENAHEALTH, INC., A DELAWARE CORPORATION

ADDRESS:  311 ARSENAL STREET
          WATERTOWN, MASSACHUSETTS 02472

DATE:     AUGUST 8, 2007

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between ORIX Venture Finance LLC, a Delaware limited liability company ("ORIX") and the borrower named above ("Borrower").

     ORIX and Borrower hereby agree to amend the Loan and Security Agreement between them, dated December 28, 2005 (the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. CIT LEASED/FINANCED EQUIPMENT.

               (a) Borrower hereby represents and warrants that Borrower has entered or will enter into a $6,000,000 equipment lease/financing arrangement with CIT Technologies Corporation ("CIT") pursuant to one or more equipment leases or financing agreements between Borrower and CIT (together with any and all collateral schedules now or hereafter annexed to or made a part thereof, and collectively, as amended, restated, supplemented, or otherwise modified from time to time, the "CIT Financing Documents").

               (b) Borrower hereby represents and warrants that Exhibit A attached hereto specifically identifies, as of the date of this Amendment, all personal property of Borrower leased to Borrower by CIT, or financed by CIT and in which CIT has a security interest. Borrower hereby covenants and agrees to promptly deliver to ORIX any and all supplements to such Exhibit A identifying in writing any and all additional personal property of Borrower leased to Borrower by CIT, or financed by CIT and in which CIT has a security interest, so that such Exhibit A (as so supplemented) shall at all times specifically identify all personal property of Borrower leased to Borrower by CIT, or financed by CIT and in which CIT has a security interest.

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

               (c) Without limiting the generality of Section 3.4 of the Loan Agreement, Borrower hereby further: (i) represents and warrants that the CIT Financing Documents do not encumber any assets of Borrower other than solely specific items of Equipment leased to Borrower by CIT, or specific items of Equipment of Borrower as, when, and so long as, financed solely by CIT and in which CIT has a security interest; and (ii) covenants and agrees that Borrower shall not cause, suffer, or permit the CIT Financing Documents to encumber, now or in the future, any assets of Borrower other than solely specific items of Equipment leased to Borrower by CIT, or specific items of Equipment of Borrower as, when, and so long as, financed solely by CIT and in which CIT has a security interest.

               (d) Based on the foregoing Sections 1(a), 1(b), and 1(c) of this Amendment, ORIX and Borrower hereby agree that the portion of Section 2.1 of the Loan Agreement that currently reads as follows:

     "; provided that the Collateral shall not include:

          (i) specific Equipment leased to Borrower by GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., General Electric Capital Corporation, or Oxford Financial Corporation, if the lease or other agreement relating thereto prohibits a subordinate security interest in said Equipment; and

          (ii) specific Equipment or fixtures of Borrower (y) that is financed solely by one (but not more than one) of GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., General Electric Capital Corporation, The President and Fellows of Harvard College, or Oxford Financial Corporation (in each case, a "Designated Equipment Financing Party"), and (z) in which specific Equipment or fixtures the applicable Designated Equipment Financing Party has the sole security interest, if the agreement relating to such Equipment or fixtures prohibits a subordinate security interest in such Equipment or fixtures.

     Borrower agrees to promptly provide to ORIX, upon ORIX's request, a true, correct, and complete copy of any such lease or other agreement containing such prohibition."

hereby is amended and restated in its entirety to read as follows:

     "; provided that the Collateral shall not include:

          (i) specific Equipment leased to Borrower by CIT Technologies Corporation, GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial Services, Inc., General Electric Capital Corporation, or Oxford Financial Corporation, if the lease or other agreement relating thereto prohibits a subordinate security interest in said Equipment; and

          (ii) specific Equipment or fixtures of Borrower (y) that is financed solely by one (but not more than one) of CIT Technologies Corporation, GATX Ventures, Inc., Transamerica Commercial Finance Corporation, Pentech Financial

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

     Services, Inc., General Electric Capital Corporation, The President and Fellows of Harvard College, or Oxford Financial Corporation (in each case, a "Designated Equipment Financing Party"), and (z) in which specific Equipment or fixtures the applicable Designated Equipment Financing Party has the sole security interest, if the agreement relating to such Equipment or fixtures prohibits a subordinate security interest in such Equipment or fixtures.

     Borrower agrees to promptly provide to ORIX, upon ORIX's request, a true, correct, and complete copy of any such lease or other agreement containing such prohibition."

     2. [INTENTIONALLY OMITTED]

     3. REPRESENTATIONS TRUE. Borrower represents and warrants to ORIX that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

[remainder of page intentionally left blank; Section 4 and signature blocks immediately follow]

ORIX                                                 AMENDMENT TO LOAN DOCUMENTS

     4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by ORIX and Borrower, and the other written documents and agreements between ORIX and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between ORIX and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                               ORIX:

ATHENAHEALTH, INC.                      ORIX Venture Finance LLC


By /s/ Carl Byers                       By /s/ Kevin P. Sheehan
   ----------------------------------      -------------------------------------
   Carl Byers                              Kevin P. Sheehan, President and CEO
   President or Vice President
   SVP, CFO & Treasurer


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